UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2010

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other Jurisdiction of Incorporation

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)

(205) 327-1400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On November 4, 2010, Superior Bancorp (the “Company”) issued a press release announcing its entry, together with its wholly-owned subsidiary, Superior Bank (the “Bank”) into certain agreements with the Office of Thrift Supervision (“OTS”). A copy of the press release is attached hereto as Exhibit 99.1. On November 2, 2010 (the “Effective Date”), the Company and the Bank each entered into a Stipulation and Consent with the OTS, the Company's and the Bank's primary federal regulator, whereby each of the Company and the Bank consented to the issuance of an Order to Cease and Desist issued by the OTS, without admitting or denying that that any grounds exist for the issuance of the Cease and Desist Orders.

The summaries that follow do not purport to be complete and are qualified by reference to the exhibits to this Form which are incorporated herein and which set forth complete copies of the Stipulations and Orders.

The Bank Order provides, among other things, that:

•
The Bank shall cease and desist from any action for or toward causing, bringing about, participating in, counseling, or aiding and abetting unsafe or unsound banking practices that resulted in certain occurrences specified in the Bank Order.

•
No later than March 31, 2011, the Bank shall achieve, and maintain thereafter, a Tier 1 (Core) Capital Ratio of at least 10.0% and a Total Risk-Based Capital Ratio of at least 14.0% after funding an adequate ALLL.

•
Within 60 days of the Effective Date, the Bank shall adopt and submit to the OTS a written capital plan to achieve and maintain the foregoing capital levels specifying target dates to reach certain capital levels.  If the Bank fails to achieve the required capital levels in the prescribed time frame or otherwise fails to meet its capital plan, then within 15 days the Bank shall prepare a contingency plan, which shall detail actions to be taken specified in the Bank Order.

•
Effective immediately, the Bank will (i) not originate or purchase or commit to originate or purchase, any new construction, multifamily, non-residential, land or commercial mortgage loans (“Covered Loans”), nor may the Bank renew or modify an existing Covered Loans without meeting specified conditions; and (ii) not without the prior written approval of the OTS increase its total assets during any quarter in excess of an amount equal to net interest credited on deposit liabilities during the prior quarter.

•
Within 60 days of the Effective Date, the Bank shall (i) submit to the OTS a business plan through 2012 for achieving profitability and a business plan to reduce the Bank's level of problem assets, (ii) revise its policies, procedures methodology relating to the timely establishment and maintenance of an adequate ALLL; (iii) revise its written internal asset review and classification program to address all corrective action set forth in the 2010 OTS Examination, which, among other things, will provide for the appointment of a qualified, experienced and independent third party to conduct annual reviews of the Bank's loan portfolio and assessments of the Bank's internal asset review process; (iv) revise its program for controlling risks associated with concentrations of credit; and (v) revise its Enterprise Risk Management Plan, and within 90 days of the Effective Date, the Bank shall submit to the OTS an assessment of the Bank's board and management prepared by an independent third party.

•
The Bank is to implement a liquidity funding plan that is to include the designation of specific actions that will be taken to reduce the Bank's dependency on volatile funding sources and a detailed cash flow analysis.

•
Effective immediately, the Bank shall (i) not make any “golden parachute payments” or prohibited indemnification payment unless the Bank has complied with 12. C.F.R. Part 359 and 12 C.F.R Section 545.121; (ii) comply with the OTS prior notification requirements for changes in directors and senior executive officers set forth in 12 C.F.R. Part 563, Subpart H; (iii) not enter into, extend or revise any contractual arrangement relating to compensation or benefits with any senior executive officer or director; and (iv) not enter into any arrangement or contract with a third party service provider that is significant or outside the Bank's normal course of business without obtaining written non-objection from the OTS.

The Bank Order will remain in effect until terminated, modified or suspended by the OTS.

The Company Order provides, among other things, that:

The Company shall cease and desist from any action for or toward causing, bringing about, participating in counseling, or aiding and abetting unsafe or unsound banking practices that resulted in certain occurrences specified in the Company Order.

•
Within 60 days of the Effective Date, the Company shall submit to the OTS (i) a plan to maintain and enhance the Company's capital and the Bank's capital and ensure that the Bank complies with the requirement imposed on it in the Bank Order; and (ii) a business plan through calendar year 2012 for achieving profitability.

•
The Company shall (i) not accept from the Bank or declare or pay any dividends or capital distributions; (ii) not incur or increase any debt without the prior written non-objection of the OTS; (iii) not make any “golden parachute payment” or any prohibited indemnification payment unless the Company complies with 12 C.F.R. Part 359; (iv) comply with the OTS's prior notification requirements for changes in directors and senior executive officers set forth in 12 C.F.R. Part 563, Subpart H; and (v) not enter into, renew or extend any contractual arrangements related to compensation or benefits with any director or senior executive officer of the Company without first providing prior written notice to the OTS.

The Company Order will remain in effect until terminated, modified or suspended by the OTS.

Any material failure by the Company and the Bank to comply with the provisions of their respective Orders, could result in further enforcement actions by the OTS. While the Company and the Bank intend to take such actions as may be necessary to comply with the requirements of the Orders, there can be no assurance that the Company or the Bank will be able to comply fully with the Orders, or that efforts to comply with the Orders will not have adverse effects on the operations and financial condition of the Company or the Bank.

A copy of the Bank Stipulation and Bank Order are included as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. A copy of the Company Stipulation and Order are included as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits	Description

	Exhibit 10.1	Stipulation and Consent to Issuance of Order to Cease and Desist for Bank

	Exhibit 10.2	Bank Order to Cease and Desist

	Exhibit 10.3	Stipulation and Consent to Issuance of Order to Cease and Desist for Company

	Exhibit 10.4	Company Order to Cease and Desist

	Exhibit 99.1	Press Release issued by Superior Bancorp on November 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

Date:  November 4, 2010